Exhibit 10.3
Execution Version
AMENDMENT NO. 1 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT
AMENDMENT NO. 1 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of April 20, 2023 (this “Amendment”), by and among RONDO HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), RONDO INTERMEDIATE HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the Subsidiary Loan Parties party hereto, the Lenders party hereto and TRUIST BANK, as Administrative Agent.
WHEREAS, Borrower, Holdings, the Administrative Agent and the Lenders party thereto have entered into that certain Revolving Credit and Term Loan Credit Agreement, dated as of January 31, 2020 (as the same has heretofore been amended, modified, supplemented, extended, renewed, restated, amended and restated or replaced from time to time prior to the date hereof, the “Existing Credit Agreement”; and the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.
WHEREAS, (i) the Administrative Agent has determined that the circumstances set forth in Section 2.16(b) of the Existing Credit Agreement have occurred and, accordingly, the Administrative Agent and the Borrower desire to amend the Existing Credit Agreement to replace the Adjusted LIBO Rate (as defined in the Existing Credit Agreement) with Term SOFR (as defined in the Amended Credit Agreement) as a benchmark rate of interest for the Loans, (ii) pursuant to Section 2.16(b) of the Existing Credit Agreement, this Amendment shall serve as written notice to each of the Lenders of the replacement of the Adjusted LIBO Rate with Term SOFR as the benchmark rate of interest for the Loans and (iii) the Borrower has requested, and the Lenders party hereto have agreed, to amend certain provisions of the Existing Credit Agreement as set forth herein.
WHEREAS, in order to effect the foregoing, Holdings, Borrower, the Subsidiary Loan Parties, the Administrative Agent and the Lenders party hereto desire to amend the Existing Credit Agreement, pursuant to Section 10.2 of the Existing Credit Agreement in accordance with Section 2 of this Amendment subject to the terms and conditions set forth herein.
WHEREAS, the undersigned Lenders constitute the Required Lenders; and
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Rules of Construction. The rules of construction specified in Sections 1.02 through 1.12 of the Amended Credit Agreement shall apply to this Amendment, including the terms defined in the preamble and recitals hereto.
Section 2.Amendments to the Credit Agreement.
(a)Subject to terms and conditions set forth herein, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Exhibit A hereto.
(b)Exhibit C of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit B attached hereto.
(c)Exhibit 2.7 of the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit C attached hereto.

(d)Eurodollar Loans. Notwithstanding anything to the contrary contained herein or in any other Loan Document, (i) all Term Loans and Revolving Loans outstanding as of the Amendment No. 1 Effective Date that are Eurodollar Loans (as defined in the Existing Credit Agreement, the “Existing Eurodollar Loans”) shall continue to accrue interest based on the Adjusted LIBO Rate and their applicable existing Interest Periods (as each such term is defined in the Existing Credit Agreement for purposes hereof) until the earlier to occur of (x) the last day of the Interest Period applicable to each such Existing Eurodollar Loan or (y) the date of any acceleration or prepayment of such Existing Eurodollar Loan (such earlier date, the “Eurodollar Expiration Date”) (provided, that in no event shall an Existing Eurodollar Loan be permitted to be continued as a Eurodollar Loan after the applicable Eurodollar Expiration Date for such Existing Eurodollar Loan), and thereafter, all Existing Eurodollar Loans shall either be SOFR Loans or Base Rate Loans as determined in accordance with the Amended Credit Agreement and (ii) subject to any express limitations set forth in the immediate preceding clause (i), the terms of the Existing Credit Agreement in respect of the administration of Eurodollar Loans (solely with respect to the Existing Eurodollar Loans) shall remain in effect from and after the date hereof until the Eurodollar Expiration Date applicable to each such Existing Eurodollar Loan, in each case, solely for purposes of administering the Existing Eurodollar Loans (including, without limitation, with respect to the payment of interest accrued thereon, determination of breakage fees and other subject matter set forth in Article III of the Credit Agreement.
Section 3.Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent as of the Amendment No. 1 Effective Date (as defined below) as follows:
(a)Such Loan Party is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization.
(b)The execution and delivery of this Amendment and performance by such Loan Party of the Amended Credit Agreement are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational and, if required, shareholder, partner or member action. This Amendment has been duly executed and delivered by such Loan Party and this Amendment and the Amended Credit Agreement constitute valid and binding obligations of such Loan Party enforceable against it in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
(c)The execution and delivery of this Amendment and performance by such Loan Party of the Amended Credit Agreement (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect and except for filings necessary to perfect or maintain perfection of the Liens created under the Loan Documents, (b) will not violate any Requirement of Law applicable to such Loan Party or any judgment, order or ruling of any Governmental Authority, except where such violation, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any Contractual Obligation of such Loan Party or any of its assets, except where such violation or default, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of such Loan Party, except Liens (if any) created under the Loan Documents and (e) do not contravene the terms of any such Loan Party’s Organization Documents.
(d)The representations and warranties of such Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the Amendment No. 1 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is already qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects on the Amendment No. 1 Effective Date or on such earlier date, as the case may be.
(e)At the time of the Amendment No. 1 Effective Date and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 4.Effectiveness. This Amendment shall become effective (such date, the “Amendment No. 1 Effective Date”) when the following conditions have been satisfied:
(a)The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has signed a counterpart of this Amendment.
(b)The Administrative Agent shall have received all costs, fees and expenses (including, without limitation, legal fees and expenses) required to be paid on the date of this Amendment pursuant to this Amendment and, in the case of costs and expenses, to the extent invoiced at least two Business Days (or such shorter period as the Borrower may agree) prior to the date of this Amendment.
(c)The representations and warranties of the Loan Parties set forth in Section 3 above are true and correct in all respects on and as of the Amendment No. 1 Effective Date.
Section 5.Effect on Credit Agreement; Reaffirmation.
(a)Except as expressly set forth herein, this Amendment (x) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Existing Credit Agreement or any other Loan Document and (y) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Each Loan Party acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby and (i) reaffirms its obligations under the Amended Credit Agreement and each other Loan Document to which it is a party, in each case, as modified by this Amendment, (ii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent pursuant to the Loan Documents, (iii) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Loan Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment, and (iv) acknowledges that, from and after the Amendment No. 1 Effective Date, (a) each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement and (b) all references in the Credit Agreement and each of the other Loan Documents shall be deemed to be references to the Amended Credit Agreement. This Amendment shall constitute a Loan Document for purposes of the Amended Credit Agreement and the other Loan Documents.
(b) Each Subsidiary Loan Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Loan Party is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to this Amendment and (ii) nothing in the Existing Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Loan Party to any future amendment, consent or waiver of the terms of the Credit Agreement.
Section 6.Incorporated Provisions. The provisions set forth in Section 10.1 (Notices), Section 10.3 (Expenses; Indemnification), Section 10.5 (Governing Law; Jurisdiction; Consent to Service of Process), Section 10.6 (Waiver of Jury Trial) and Section 10.10 (Severability) of the Existing Credit Agreement shall be incorporated by reference herein, mutatis mutandis, as if fully set forth herein.
Section 7.Counterparts; Integration; Effectiveness; Amendment. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment, the Amended Credit Agreement, the other Loan Documents, and any separate letter agreements relating to any fees payable to the Administrative Agent and its Affiliates constitute the entire agreement among the parties hereto and thereto and their affiliates regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Amendment or any other document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
Section 8.Waiver; Amendment. This Amendment may not be amended nor may any provision hereof be waived except in accordance with Section 10.2 of the Amended Credit Agreement.
Section 9.Fees and Expenses. Subject to Section 4(b), the Borrower agrees to pay, on the Amendment No. 1 Effective Date, to the Administrative Agent all reasonable and documented out-of-pocket expenses required to be paid by the Loan Parties pursuant to Section 10.3 of the Amended Credit Agreement.
Section 10.Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
RONDO HOLDINGS, LLC,
as Holdings
By: /s/ Mary Timi Smith
Name: Mary Timi Smith
Title: Treasurer

RONDO INTERMEDIATE HOLDINGS, LLC,
as Borrower

By: /s/ Mary Timi Smith
Name: Mary Timi Smith
Title: Treasurer

DIXON-SHANE, LLC d/b/a R&S Northeast LLC,
as Subsidiary Loan Party

By: /s/ Mary Timi Smith
Name: Mary Timi Smith
Title: Chief Financial Officer and Treasurer

AVKARE, LLC,
as Subsidiary Loan Party

By: /s/ Mary Timi Smith
Name: Mary Timi Smith
Title: Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Credit Agreement]

TRUIST BANK,
as Administrative Agent
By: /s/ Alexandra Korchmar
Name: Alexandra Korchmar
Title: Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Credit Agreement]

TRUIST BANK, as Lender
By: /s/ Alexandra Korchmar
Name: Alexandra Korchmar
Title: Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Credit Agreement]